                             [GREENTREE LETTERHEAD]

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated January 1, 1998, (98-2), between the Company and First Trust National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 16, 1998 to July 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 30th day of July, 1998.

                                GREEN TREE FINANCIAL CORP.




                                BY: /s/Phyllis A. Knight
                                ------------------------------------
                                Phyllis A. Knight
                                Senior Vice President and Treasurer

                             [GREENTREE LETTERHEAD]

          GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.66875%, 5.98%, 6.05%, 6.08%, 6.24%, 6.81%
        PASS-THROUGH CERTIFICATES, SERIES 1998-2
          CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES                          CUSIP NO.#393505-A28, A36, A44, A51, A69, A77
                   MONTHLY REPORT                                                           TRUST ACCOUNT  #3336400-0
                       Jul-98                                                               REMITTANCE DATE 8/03/98
                                                                                          Total $              Per $1,000
                                                                                          Amount                Original
                                                                                    ------------------      ------------------
CLASS A CERTIFICATES
--------------------
(1a) Amount available( including Monthly Servicing Fee)                                13,543,887.60
                                                                                    ----------------

 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn for prior Remittance Date                             0.00
                                                                                    ----------------

 (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
     Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
     Remittance Date                                                                   13,543,887.60
                                                                                    ----------------

A.   Interest
     (2)  Aggregate  interest
          a. Class A-1 Remittance Rate (5.66875%)                                              5.669%
                                                                                    ----------------
          b. Class A-1 Interest                                                            89,285.55               2.48015417
                                                                                    ----------------         ----------------

          c. Class A-2 Remittance Rate (5.98%)                                                  5.98%
                                                                                    ----------------
          d. Class A-2 Interest                                                           194,350.00               4.98333333
                                                                                    ----------------         ----------------

          e. Class A-3 Remittance Rate (6.05%)                                                  6.05%
                                                                                    ----------------
          f. Class A-3 Interest                                                           478,958.33               5.04166663
                                                                                    ----------------         ----------------

          g. Class A-4 Remittance Rate (6.08%)                                                  6.08%
                                                                                    ----------------
          h. Class A-4 Interest                                                           210,266.67               5.06666675
                                                                                    ----------------         ----------------

          i. Class A-5 Remittance Rate (6.24%, unless
             the Weighted Average Contract Rate is
             less than 6.24%)                                                                   6.24%
                                                                                    ----------------
          j. Class A-5 Interest                                                           842,400.00               5.20000000
                                                                                    ----------------         ----------------

          k. Class A-6 Remittance Rate 6.81%, (unless
             the Weighted Average Contract Rate is
             less than 6.81%)                                                                   6.81%
                                                                                    ----------------
          l. Class A-6 Interest                                                         1,476,918.75               5.67500000
                                                                                    ----------------         ----------------

     (3)  Amount applied to:
          a. Unpaid Class A Interest Shortfall                                                  0.00                        0
                                                                                    ----------------         ----------------

     (4)  Remaining:
          a. Unpaid Class A Interest Shortfall                                                  0.00                        0
                                                                                    ----------------         ----------------

B.   Principal
     (5)  Formula Principal Distribution  Amount                                        7,782,968.92                      N/A
                                                                                    ----------------         ----------------
          a. Scheduled Principal                                                        1,025,778.46                      N/A
                                                                                    ----------------         ----------------
          b. Principal Prepayments                                                      4,272,323.74                      N/A
                                                                                    ----------------         ----------------
          c. Liquidated Contracts                                                               0.00                      N/A
                                                                                    ----------------         ----------------
          d. Repurchases                                                                2,762,184.61                      N/A
                                                                                    ----------------         ----------------
          e. Current Month Advanced Principal                                           1,574,799.92                      N/A
                                                                                    ----------------         ----------------
          f. Prior Month Advanced Principal                                            (1,852,117.81)                     N/A
                                                                                    ----------------         ----------------

     (6)  Pool Scheduled Principal Balance                                            724,973,419.10
                                                                                    ----------------

    (6b)  Adjusted Pool Principal Balance                                             723,398,619.18             964.53149224
                                                                                    ----------------         ----------------
    (6c)  Pool Factor                                                                     0.96453149
                                                                                    ----------------


                             [GREENTREE LETTERHEAD]

      GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.66875%, 5.98%, 6.05%, 6.08%, 6.24%, 6.81%
    PASS-THROUGH CERTIFICATES, SERIES 1998-2
      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES                          CUSIP NO.#393505-A28, A36, A44, A51, A69, A77
              MONTHLY REPORT                                                            TRUST ACCOUNT  #3336400-0
                 Jul-98                                                                   REMITTANCE DATE 8/03/98
                 PAGE 2

  (7) Unpaid Class A Principal Shortfall
      (if any) following prior Remittance Date                                0.00
                                                                  ----------------

  (8) Class A Percentage for such Remittance Date                            91.28%
                                                                  ----------------

  (9) Class A Percentage for the following  Remittance Date                  91.19%
                                                                  ----------------

 (10) Class A  Principal Distribution:
      a. Class A-1                                                    7,782,968.92            216.19358111
                                                                  ----------------        ----------------
      b. Class A-2                                                            0.00              0.00000000
                                                                  ----------------        ----------------
      c. Class A-3                                                            0.00              0.00000000
                                                                  ----------------        ----------------
      d. Class A-4                                                            0.00              0.00000000
                                                                  ----------------        ----------------
      e. Class A-5                                                            0.00              0.00000000
                                                                  ----------------        ----------------
      g. Class A-6                                                            0.00              0.00000000
                                                                  ----------------        ----------------

 (11) Class A-1 Principal Balance                                     9,398,619.18            261.07275500
                                                                  ----------------        ----------------
(11a) Class A-1 Pool Factor                                             0.26107276
                                                                  ----------------

 (12) Class A-2 Principal Balance                                    39,000,000.00            1000.0000000
                                                                  ----------------        ----------------
(12a) Class A-2 Pool Factor                                             1.00000000
                                                                  ----------------

 (13) Class A-3 Principal Balance                                    95,000,000.00            1000.0000000
                                                                  ----------------        ----------------
(13a) Class A-3 Pool Factor                                             1.00000000
                                                                  ----------------

 (14) Class A-4 Principal Balance                                    41,500,000.00            1000.0000000
                                                                  ----------------        ----------------
(14a) Class A-4 Pool Factor                                             0.10000000
                                                                  ----------------

 (15) Class A-5 Principal Balance                                   162,000,000.00            1000.0000000
                                                                  ----------------        ----------------
(15a) Class A-5 Pool Factor                                             1.00000000
                                                                  ----------------

 (16) Class A-6 Principal Balance                                   260,250,000.00            1000.0000000
                                                                  ----------------        ----------------
(16a) Class A-6 Pool Factor                                             1.00000000
                                                                  ----------------

 (17) Unpaid Class A Principal Shortfall
      (if any)following current Remittance Date                               0.00
                                                                  ----------------

 C.   Aggregate Scheduled Balances and Number of Delinquent
      Contracts as of Determination Date

 (18) 31-59 days                                                      5,298,215.25                     149
                                                                  ----------------        ----------------

 (19) 60 days or more                                                 2,446,939.48                      71
                                                                  ----------------        ----------------

 (20) Current Month Repossessions                                       336,853.74                      11
                                                                  ----------------        ----------------

 (21) Repossession Inventory                                            418,405.51                      15
                                                                  ----------------        ----------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                             [GREENTREE LETTERHEAD]

       GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.66875%, 5.98%, 6.05%, 6.08%, 6.24%, 6.81%
     PASS-THROUGH CERTIFICATES, SERIES 1998-2
      CLASS A1,A2,A3,A4,A5,A6, CERTIFICATES                          CUSIP NO.#393505-A28, A36, A44, A51, A69, A77
              MONTHLY REPORT                                                             TRUST ACCOUNT  #3336400-0
                 Jul-98                                                                    REMITTANCE DATE 8/03/98
                 PAGE 3


Class M-1 Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in May 2002.)

(22) Average Sixty - Day Delinquency Ratio Test

     (a)  Sixty - Day Delinquency Ratio for current Remittance Date                                     0.40%
                                                                                                       -----

     (b)  Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
          may not exceed 3.5%)                                                                           N/A%
                                                                                                       -----

(23) Average Thirty - Day Delinquency Ratio  Test

     (a)  Thirty - Day Delinquency Ratio for current Remittance Date                                    0.73%
                                                                                                       -----

     (b)  Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
          may not exceed 5.5%)                                                                           N/A%
                                                                                                       -----

(24) Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
          5.5% from May 1, 2002 to April 30, 2003,
          6.5% from May 1, 2003 to April 30, 2004; 8.5% from
          May 1, 2004 to April 30, 2005 and 9.5% thereafter)                                             0.0%
                                                                                                       -----
(25) Current Realized Losses Test

     (a)  Current Realized Losses for current Remittance Date                                           0.00
                                                                                                       -----

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
          Remittance and for current Remittance Date;
          may not exceed 2.25%)                                                                          0.0%
                                                                                                       -----

(26) Class M-1 Principal Balance Test

     (a)  The sum of Class M-1 Principal Balance and Class B Principal
          Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
          Date is greater than 22.5%                                                                   15.90%
                                                                                                       -----

(27) Class B Principal Balance Test

     (a)  Class B Principal Balance (before any distributions on current
          Remittance Date) as of such Remittance date is greater than $15,000,000.00                    0.00
                                                                                                       -----

     (b)  Class B Principal Balance (before distributions on current
          Remittance Date) divided by pool Scheduled Principal Balance
          as of preceding Remittance Date is equal to or greater than 12.75%                            8.72%
                                                                                                       -----

                             [GREENTREE LETTERHEAD]

         GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.94%, 7.36%, 8.44%
      PASS-THROUGH CERTIFICATES, SERIES 1998-2
            CLASS M1 CERTIFICATES                                         CUSIP NO. #393505-B27, A85, A93
               MONTHLY REPORT                                                  TRUST ACCOUNT  #3336400-0
                  Jul-98                                                       REMITTANCE DATE 8/03/98
                  PAGE 4

                                                                             Total $                 Per $1,000
                                                                             Amount                   Original
                                                                        -----------------       ------------------
CLASS M-1 CERTIFICATES
-----------------------
(28) Amount available( including Monthly Servicing Fee)                     2,468,739.38
                                                                        ----------------
A.   Interest
     (29)  Aggregate  interest

           (a) Class M-1 Remittance Rate 6.94%, unless the
           Weighted Average Contract Rate is less than 6.94%)                       6.94%
                                                                        ----------------

           (b) Class M-1 Interest                                             303,625.00              5.78333333
                                                                        ----------------        ----------------

           (c) Interest on Class M-1 Adjusted Principal Balance                     0.00
                                                                        ----------------

     (30)  Amount applied to Class M-1 Interest Deficiency Amount                   0.00
                                                                        ----------------

     (31)  Remaining unpaid Class M-1 Interest Deficiency Amount                    0.00
                                                                        ----------------

     (32)  Amount applied to:
           a. Unpaid Class M-1 Interest Shortfall                                   0.00                       0
                                                                        ----------------        ----------------

     (33)  Remaining:
           a. Unpaid Class M-1 Interest Shortfall                                   0.00                       0
                                                                        ----------------        ----------------

B.   Principal
     (34)  Formula Principal Distribution  Amount                                   0.00                     N/A
                                                                        ----------------        ----------------
           a. Scheduled Principal                                                   0.00                     N/A
                                                                        ----------------        ----------------
           b. Principal Prepayments                                                 0.00                     N/A
                                                                        ----------------        ----------------
           c. Liquidated Contracts                                                  0.00                     N/A
                                                                        ----------------        ----------------
           d. Repurchases                                                           0.00                     N/A
                                                                        ----------------        ----------------

    (35)   Class M-1 Principal Balance                                     52,500,000.00           1000.00000000
                                                                        ----------------        ----------------
   (35a)   Class M-1 Pool Factor                                              1.00000000
                                                                        ----------------

    (36)   Class M-1 Percentage for such Remittance Date                            0.00%
                                                                        ----------------

    (37)   Class M-1  Principal Distribution:
           a. Class M-1 (current)                                                   0.00              0.00000000
                                                                        ----------------        ----------------
              b. Unpaid Class M-1 Principal Shortfall
                 (if any) following prior Remittance Date                           0.00
                                                                        ----------------

    (38)   Unpaid Class M-1 Principal Shortfall
           (if any) following current Remittance Date                               0.00
                                                                        ----------------

    (39)   Class M-1 Percentage for the following Remittance Date                   0.00%
                                                                        ----------------

    (40)   Class M-1 Liquidation Loss Interest
           (a) Class M-1 Liquidation Loss Amount                                    0.00
                                                                        ----------------

           (b) Amount applied to Class M-1
               Liquidation Loss Interest Amount                                     0.00
                                                                        ----------------

           (c) Remaining Class M-1 Liquidation Loss
               Interest Amount                                                      0.00
                                                                        ----------------

           (d) Amount applied to Unpaid Class M-1
               Loss Interest Shortfall                                              0.00
                                                                        ----------------

           (e) Remaining Unpaid Class M-1
               Liquidation Loss Interest Shortfalls                                 0.00
                                                                        ----------------



                             [GREENTREE LETTERHEAD]

        GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.94%, 7.36%, 8.44%
     PASS-THROUGH CERTIFICATES, SERIES 1998-2
            CLASS B CERTIFICATES
               MONTHLY REPORT
                   Jul-98                                            CUSIP NO. #393505-B27, A85, A93
                                                                                  REMITTANCE DATE 8/03/98

CLASS BI CERTIFICATES
------------------------

                                                                                            Total $              Per $1,000
                                                                                             Amount               Original
                                                                                        -----------------      -----------------
(1)   Amount  Available less the Class A
      Distribution Amount  and Class M-1 Distribution
      Amount (including Monthly Servicing Fee)                                              2,165,114.38
                                                                                        ----------------

(2)   Class B-1 Adjusted Principal Balance                                                          0.00
                                                                                        ----------------

(3)   Class B-1 Remittance Rate  (7.36%
      unless Weighted Average Contract Rate
      is below 7.36%)                                                                               7.36%
                                                                                        ----------------

(4)   Interest on Class B-1 Adjusted Principal Balance                                              0.00
                                                                                        ----------------

(3)   Aggregate Class B1 Interest                                                             207,000.00              6.13333333
                                                                                        ----------------        ----------------

(4)   Amount applied to Unpaid
      Class B1 Interest Shortfall                                                                   0.00                    0.00
                                                                                        ----------------        ----------------

(5)   Remaining Unpaid Class B1
      Interest Shortfall                                                                            0.00                    0.00
                                                                                        ----------------        ----------------

(6)   Amount applied to Class B-1
      Interest Deficiency Amount                                                                    0.00
                                                                                        ----------------

(7)   Remaining Unpaid Class B-1
      Interest Deficiency Amount                                                                    0.00
                                                                                        ----------------

(8)   Unpaid Class B-1 Principal Shortfall
      (if any) following prior Remittance Date                                                      0.00
                                                                                        ----------------

(8a)  Class B Percentage for such Remittance Date                                                   0.00
                                                                                        ----------------

(9)   Current Principal (Class B Percentage of Formula Principal
      Distribution Amount)                                                                          0.00              0.00000000
                                                                                        ----------------        ----------------

(10a) Class B1 Principal Shortfall                                                                  0.00
                                                                                        ----------------

(10b) Unpaid Class B1 Principal Shortfall                                                           0.00
                                                                                        ----------------

(11)  Class B Principal Balance                                                            63,750,000.00
                                                                                        ----------------

(12)  Class B1 Principal Balance                                                           33,750,000.00
                                                                                        ----------------
(12a) Class B1 Pool Factor                                                                    1.00000000
                                                                                        ----------------

(13)  Class B-1 Liquidation Loss Interest
       (a) Class B-1 Liquidation Loss Amount                                                        0.00
                                                                                        ----------------

       (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                             0.00
                                                                                        ----------------

       (c) Remaining Class B-1 Liquidation Loss Interest Amount                                     0.00
                                                                                        ----------------

       (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall                   0.00
                                                                                        ----------------

       (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                           0.00
                                                                                        ----------------

[GREENTREE LETTERHEAD]

       GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.94%, 7.36%, 8.44%
     PASS-THROUGH CERTIFICATES, SERIES 1998-2
           CLASS B CERTIFICATES
              MONTHLY REPORT
                 Jul-98                                                   CUSIP NO. #393505-B27, A85, A93
                 PAGE 2                                                               REMITTANCE DATE 8/03/98
                                                                                   Total $              Per $1,000
CLASS B2 CERTIFICATES                                                              Amount                Original
--------------------------------------                                       -----------------      -----------------
(14)  Remaining Amount Available                                                 1,958,114.38
                                                                             ----------------

(15)  Class B-2 Remittance Rate ( 8.44%
      unless Weighted Average Contract
      Rate is less than 8.44%)                                                           8.44%
                                                                             ----------------

(16)  Aggregate Class B2 Interest                                                  211,000.00              7.03333333
                                                                             ----------------        ----------------

(17)  Amount applied to Unpaid
      Class B2 Interest Shortfall                                                        0.00                    0.00
                                                                             ----------------        ----------------

(18)  Remaining Unpaid Class B2
      Interest Shortfall                                                                 0.00                    0.00
                                                                             ----------------        ----------------

(19)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                                           0.00
                                                                             ----------------

(20)  Class B2 Principal Liquidation Loss Amount                                         0.00
                                                                             ----------------

(21)  Class B2 Principal (zero until class B1 paid down: thereafter,
      Class B Percentage
      of formula Principal Distribution Amount)                                          0.00              0.00000000
                                                                             ----------------        ----------------

(22)  Guarantee Payment                                                                  0.00
                                                                             ----------------

(23)  Class B2 Principal Balance                                                30,000,000.00
                                                                             ----------------
(23a) Class B2 Pool Factor                                                         1.00000000
                                                                             ----------------

(24)  Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
      Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class B-2  Distribution
      Amount, if the Company or Green Tree Financial Servicing Corp.
      is the Servicer)                                                             305,430.71
                                                                             ----------------

(25)  Class B-3I Guarantee Fee                                                   1,441,683.67
                                                                             ----------------

(26)  Class B-3I Distribution Amount                                                     0.00
                                                                             ----------------

(27)  Class B-3I Formula Distribution Amount (all Excess
      Interest plus Unpaid Class B-3I Shortfall)                                         0.00
                                                                             ----------------

(28)  Class B-3I Distribution Amount (remaining Amount Available)                        0.00
                                                                             ----------------

(29)  Class B-3I Shortfall (26-27)                                                       0.00
                                                                             ----------------

(30)  Unpaid Class B-3I Shortfall                                                        0.00
                                                                             ----------------

(31)  Class M-1 Interest Deficiency on such Remittance Date                              0.00
                                                                             ----------------

(32)  Class B-1 Interest Deficiency on such Remittance Date                              0.00
                                                                             ----------------

(33)  Repossessed Contracts                                                        336,853.74
                                                                             ----------------
(34)  Repossessed Contracts Remaining in Inventory                                 418,405.51
                                                                             ----------------

(35)  Weighted Average Contract Rate                                                  9.80035
                                                                             ----------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.